1st Quarter Report
March 31, 2007
(Unaudited)
Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com
Managed by:
Morris Capital Advisors, LLC

15 Chester Commons
Malvern, PA 19355
March 31, 2007
Dear Fellow Shareholders:
     Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.
I Just Don’t Get It
     There seems to be a lot of things that I just don’t get. My family and coworkers could probably compile an extensive list, but here are just a few. I don’t get those pants with the extra wide waist. Not only do they look silly, but I don’t get why someone would want to wear pants that are always on the verge of dropping to the floor, pulling boxer shorts with them. I don’t get reality TV shows either. I understand that people appear on them to grab some momentary spotlight on national TV, but I don’t get why viewers want to sit and watch people constantly complaining about each other. You can get that any day at work, and its not entertaining there either.
     In the financial markets I also just don’t get the apparent enthusiasm by investors to buy IPO shares of the private equity firms that are talking about going public. These firms, like Carlyle Group and Apollo Group, are behind the high-profile buyouts that are in the news week after week. They raise money from large pension plans to buy out publicly traded companies, “restructure them” and then resell them back into the public marketplace at some point in the future. In the meantime, they earn fees from the pension plans whose money they manage, earn fees for doing the buyout transactions, earn fees for managing the companies that they take private, and then earn fees when they take them public again. I just don’t get why institutional investors would invest in IPO’s of companies that buy their holdings, double up management fees and then sell them back to some of the same institutions that sold them in the first place.
     At some point someone should wake up and notice a resemblance to the LBO craze of the 80’s. As for me, I’m content to plod along in my ignorance, investing in good companies at reasonable valuations with a long-term horizon. I believe that is the basis of successful investing, not chasing the latest financial fad for fat profits while ignoring the risks associated with the end results.
     Over the most recent quarter the markets have begun to reevaluate risk. The sharp decline of the stock market in China triggered declines in markets around the world, and the implosion of the sub-prime mortgage lending market contributed to the fall. Rising oil prices, international unrest, stubborn inflation and declining corporate profit growth added to the uncertainty. It all contributes to market volatility (risk) and the higher the uncertainty, the higher the risk. Compounding this is the fact that investors have been complacent about risk over the past year, contributing to an environment that encourages the financial engineering outlined above. If our economy falters, or if the Fed tightens credit, investors in these deals could get a rude awakening.

The Manor Fund
     The Manor Fund rose 0.06%, net of all fees and expenses, during the quarter ending March 31, 2007, underperforming the S&P 500 index and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index (0.64%, and 0.86% respectively). The Fund continues to outperform both the S&P 500 index and comparable mutual funds in the Lipper Large-cap Core mutual fund index for the trailing 3-year and 5-year periods, ending March 31, 2007, with a return of 10.15% and 8.03%, compared to the S&P 500 (10.04% and 6.25%) and the Lipper mutual fund index (9.04% and 5.16%).
     During the 1st quarter of 2007 the Manor Fund was helped by substantial gains in Exelon, Nucor, AT&T, Citrix Systems, and JC Penney. Exelon rose after reporting a quarterly profit verses a year earlier loss, and reaffirming their outlook for continuing year-over-year growth. Shares also benefited from a private equity buyout offer for Texas Utilities. Nucor rebounded after reporting a strong quarter and discussing their expectations of strong demand and lower import competition. The company also raised its quarterly dividend and declared a special dividend. AT&T rebounded on stronger revenue and earnings growth powered by growth in their wireless and internet business. The company also announced that its merger with SBC Communications was yielding greater synergies than previously expected. Citrix Systems, a poor performer last quarter, rebounded after reporting revenue and earnings above expectations. JC Penney, a top performer last quarter, rose after reporting strong same-store sales, despite a weak retail environment.
     Notable laggards during the 1st Quarter of 2007 include Amgen, Freddie Mac, Jabil Circuit, Home Depot, and Allstate Insurance. Amgen fell after announcing disappointing results for a cancer drug that was to be paired with a drug from Genen-tech. Freddie Mac fell on concerns that a slowdown in the housing market and problems in sub-prime mortgages would increase default rates. Jabil Circuit fell sharply after announcing that earnings would miss expectations. Home Depot shares declined after the company reduced earnings expectations, and Allstate Insurance fell after posting earnings that fell short of investor expectations.
     During the quarter we sold Tyco and purchased Amphenol. We sold Tyco in advance of a pending restructuring that would split it into three separate companies. Tyco has struggled to regain momentum after previous management pursued growth aggressively through acquisitions. The resulting company lacked a coherent management strategy. With the proceeds we purchased Amphenol, a manufacturer of electronic and fiber optic connections. The company’s products are used in a wide array of communications applications, contributing to steady revenue and earnings growth.
(Continued on page 10)

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments
March 31, 2007
(Unaudited)
Portfolio of Investments

		Market
Description	Shares	Value

COMMON STOCKS –92.5%

Consumer Discretionary – 9.1%
Best Buy, Inc.	2,679	$130,521
Home Depot	2,590	95,157
JCPenney	1,791	147,148

		372,826

Consumer Staples – 9.9%
Colgate Palmolive	2,001	133,647
Pepsico, Inc.	2,383	151,463
Wal-Mart	2,543	119,394

		404,504

Energy – 9.0%
Devon Energy	1,190	82,372
Nabors Ind.*	2,620	77,735
Occidental Pet.	2,626	129,488
Weatherford Int. *	1,689	76,174

		365,769

Financial – 18.9%
Allstate Insurance	1,830	109,910
Bank of America	1,618	82,550
Chubb	2,327	120,236
Citigroup, Inc.	2,099	107,763
Freddie Mac	1,574	93,637
Prudential Finl.	1,504	135,751
Vornado Realty Tr.	1,010	120,534

		770,381

Health Care – 10.2%
Amgen Inc.*	1,659	92,705
Endo Pharm.*	4,130	121,422
Johnson&Johnson	1,435	86,473
Wellpoint, Inc. *	1,405	113,946

		414,546

Industrial – 7.4%
Dover Corp.	1,604	78,291
General Electric	2,625	92,820
Norfolk Southern	2,580	130,548

		301,659

Information Technology – 15.5%
Amphenol Corp-A	1,831	118,228
Applied Materials	6,365	116,607
Cisco Systems *	2,633	67,220
Citrix Systems *	2,970	95,129
Intel Corp.	3,173	60,699
Int. Bus. Machines	1,072	101,047
Jabil Circuit	3,494	74,807

		633,737

Material – 5.0%
Alcan (Canada)	2,224	116,093
Nucor Corp.	1,367	89,033

		205,126

Telecomm. – 3.5%
AT & T, Inc.	3,659	144,274

		144,274

Utility – 4.0%
Exelon	2,382	163,667

		163,667

TOTAL COMMON STOCKS (Cost $2,924,598)		3,776,489

SHORT-TERM INVESTMENTS – 7.3%
1st Amer. Gov. Fund	23,725	23,725
1st National M Mkt	273,606	273,606

TOTAL SHORT-TERM INVESTMENTS (Cost $297,331)		297,331

TOTAL INVESTMENTS – 99.8% (Cost $3,127,224)		4,073,820

Other Assets less Liabilities – Net – 0.1%		4,186

NET ASSETS 100.0%		$4,078,006

*	Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Fund and Performance Information
March 31, 2007
(Unaudited)
Fund Performance
Investment Performance
Vs. the S&P 500 and the Lipper Large-Cap Core Index
Quarter and Annualized Total Return for Periods Ending March 31, 2007

		S&P 500	Lipper LC
	Manor Fund	Index	Core Funds
1st Quarter	0.06%	0.64%	0.86%
1-Year	2.12%	11.81%	9.77%
3-Year Annualized	10.15%	10.04%	9.04%
5-Year Annualized	8.03%	6.25%	5.16%
Annualized since inception 9/26/95	6.08%	9.84%	6.78%
Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.
Top Holdings and Industry Sectors
Top Company Holdings

% of
Company	Net Assets
Exelon	4.0%
Pepsico	3.7%
JCPenney	3.6%
AT & T Inc.	3.5%
Colgate Palmolive	3.3%
Top Industry Sectors

% of
Industry	Net Assets
Financial	18.9%
Information Tech.	15.5%
Health Care	10.2%
Consumer Staples	9.9%
Consumer Disc.	9.1%

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Schedule of Investments
March 31, 2007
(Unaudited)
Portfolio of Investments

		Market
Description	Shares	Value

COMMON STOCKS – 92.8%

Consumer Discretionary – 19.3%
Bed, Bath, Beyond *	2,377	$95,484
Coach Inc. *	2,887	144,494
Fortune Brands	1,247	98,289
Kohls Corp.*	2,779	212,899
Mohawk Ind. *	1,188	97,475
News Corp., Inc.	6,665	163,093
Staples	5,781	149,381

		961,115

Consumer Staples – 5.3%
Constellation *	5,093	107,870
Proctor & Gamble	2,476	156,384

		264,254

Energy – 4.1%
Baker-Hughes	1,298	85,837
Valero Energy	1,825	117,694

		203,531

Financial – 9.2%
Ace Limited	2,718	155,089
American Int. Grp.	1,233	82,882
Capital One	1,691	127,603
Etrade Financial *	4,394	93,241

		458,815

Health Care – 21.4%
Express Scripts *	1,834	148,041
Forest Labs *	1,466	75,411
Genentech Inc. *	1,426	117,103
Quest Diagnostics	2,357	117,544
Schering Plough	6,370	162,499
Thermo Fisher*	3,287	153,667
Unitedhealth Group	2,226	117,911
Zimmer Holdings*	2,076	177,311

		1,069,487

Industrial – 11.1%
Fedex Corp.	1,043	112,050
Precision Castparts	1,508	156,907
Raytheon Co.	2,857	149,878
Robert Half Int.	3,577	132,385

		551,220

Information Technology – 20.3%
Broadcom Corp-A *	4,239	135,945
EBay, Inc.*	2,730	90,499
Intel Corp.	4,027	77,037
KLA-Tencor	2,892	154,201
MEMC	3,209	194,401
Maxim	1,100	32,340
Microsoft Corp.	3,893	108,498
Texas Instruments	4,316	129,912
Xilinx, Inc.	3,537	91,007

		1,013,840

Telecomm – 2.1%
DirecTV*	4,534	104,599

		104,599

TOTAL COMMON STOCKS (Cost $3,969,923)		4,626,861

SHORT-TERM INVESTMENTS – 7.1%
1st Amer. Gov. Fund	185,046	185,046
1st National M Mkt	171,695	171,695

TOTAL SHORT-TERM INVESTMENTS (Cost $356,741)		356,741

TOTAL INVESTMENTS – 99.9% (Cost $3,782,867)		4,983,602

Other Assets less Liabilities – Net – 0.1%		3,623

NET ASSETS – 100.0%		$4,987,225

*	Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Fund and Performance Information
March 31, 2007
(Unaudited)
Fund Performance
Investment Performance
Vs. the S&P 500 and Lipper Large-Cap Growth Index
Quarter and Annualized Total Return for Periods Ending March 31, 2007

		S&P 500	Lipper LC
	Growth Fund	Index	Growth Funds
1st Quarter	2.21%	0.64%	1.02%
1-Year	3.35%	11.81%	3.39%
3-Year Annualized	7.88%	10.04%	6.51%
5-Year Annualized	6.23%	6.25%	2.75%
Annualized since inception 6/30/99	2.42%	2.08%	-3.23%
Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.
Top Holdings and Industry Sectors
Top Company Holdings

% of
Company	Net Assets
Kohls Corp.	4.3%
MEMC Electronic	3.9%
Zimmer Holdings	3.6%
News Corp., Inc.	3.3%
Schering Plough	3.3%
Top Industry Sectors

% of
Industry	Net Assets
Health Care.	21.4%
Information Tech.	20.3%
Consumer Disc.	19.3%
Industrial	11.1%
Financial	9.2%

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Schedule of Investments
March 31, 2007
(Unaudited)
Portfolio of Investments

	Face
Description	Amount	Value

U.S. GOVERNMENT BONDS – 85.1%

U.S. Treasury 3.250% Due 08-15-07	200,000	$198,656
U.S. Treasury 3.125% Due 10-15-08	200,000	195,250
U.S. Treasury 3.625% Due 07-15-09	250,000	244,766
U.S. Treasury 3.500% Due 12-15-09	200,000	194,625
U.S. Treasury 3.875% Due 07-15-10	400,000	392,000
U.S. Treasury 3.875% Due 02-15-13	200,000	193,125
U.S. Treasury 4.000% Due 02-15-14	200,000	192,813

TOTAL U.S. GOVERNMENT BONDS (Cost $1,611,235)		1,611,235

SHORT-TERM INVESTMENTS – 14.2%
1st American Treasury Obligation Fund	243,023	243,023
1st National Money Market	26,074	26,074

TOTAL SHORT-TERM INVESTMENTS (Cost $269,097)		269,097

TOTAL INVESTMENTS – 99.3% (Cost $1,880,332)		1,880,332

Other Assets less Liabilities – Net – 0.7%		12,699

NET ASSETS - 100.0%		$1,893,031

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund’s board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Fund and Performance Information
March 31, 2007
(Unaudited)
Fund Performance
Investment Performance
Vs. the Lehman Int. Treasury Index
and the Lipper Gov’t Index
Quarter and Annualized Total Return for Periods Ending March 31, 2007

		Lipper	Lehman
	Bond	US Gov’t	Intermediate
	Fund	Fund Index	Gov’t Index
1st Quarter	1.18%	1.38%	1.55%
1-Year	4.24%	5.67%	5.57%
3-Year Annualized	0.97%	2.73%	1.87%
5-Year Annualized	2.26%	4.47%	4.07%
Annualized since inception 6/30/99	3.31%	5.25%	5.00%
Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater that it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.
Top Five Holdings

Security	% of Net Assets
US Treasury 3.875% due 7/15/10	20.7%
US Treasury 3.625% due 7/15/09	12.9%
US Treasury 3.250% due 8/15/07	10.5%
US Treasury 3.125% due 10/15/08	10.3%
US Treasury 3.500% due 12/15/09	10.3%

(Continued on page 3)
The Growth Fund
     The Growth Fund rose 2.21%, net of all fees and expenses, during the quarter ending March 31, 2007, outperforming the S&P 500 index and comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index (0.64% and 1.02% respectively). The Fund continues to outperform comparable mutual funds for the trailing 3-year and 5-year periods with returns of 7.88% and 6.23% compared to the Lipper Large-Cap Growth mutual fund index with returns of (6.51% and 2.75%). The Fund has also outperformed both the S&P 500 index return and the Lipper Large-Cap Growth mutual fund index since inception with a return of 2.42% compared to 2.08% and –3.23% for the S&P 500 and Lipper indices, respectively.
     The Growth Portfolio was helped by strong performance from MEMC Electronics, Coach, Valero Energy, Kohl’s, and Express Scripts. MEMC Electronics, a supplier of silicon wafers for microprocessors, rose steadily during the quarter after reporting sharply higher revenue and earnings. Coach, a top performer last quarter, continued to advance after reporting strong holiday sales. Valero Energy rebounded, approaching the highs set last year, as international uncertainty boosted oil prices. Kohl’s continued its steady rise driven by higher revenues and earnings despite a difficult retail operating environment. Express Scripts rebounded following a sell off last year, after terminating its efforts to acquire competitor Caremark. This decision will enable Express Scripts to compete in the pharmacy benefits marketplace without the added burden of the debt required to finance the Caremark acquisition.
     Weak holdings in the portfolio included Constellation Brands, Baker-Hughes, Ace Limited, DirecTV, and Fortune Brands. Constellation Brands fell after twice announcing reduced earnings expectations. Constellation is struggling with recent acquisitions, especially foreign operations in Britain and Australia. Baker-Hughes declined as day rates and utilization rates for drilling rigs declined. Ace Limited fell, despite reporting revenue and earnings above expectations, on concerns about rising inflation and interest rates and risk exposure in its investment portfolio in mortgages and international markets. DirecTV declined, after strong performance last year, as investors evaluated the impact of a restructuring and increasing competition. Fortune Brands declined steadily on investor concerns about slowing growth for some of its consumer brands.
     During the quarter we reduced our position in Coach and Etrade Financial, and sold Gap, Inc., and Texas Utilities. With the proceeds from these transactions we purchased MEMC Electronics, Precision Castparts, and Procter and Gamble. We sold a portion of our shares of Coach to take profits in this long-term holding. The position had appreciated to the upper range of its portfolio weighting. We reduced our position in Etrade to take profits in another long-term holding, as results began to indicate a slowdown in account growth and trading activity. We sold Gap because it has struggled to execute its turnaround strategy, and sold Texas Utilities because it had appreciated substantially, reducing its valuation compared to expected growth and earnings. We purchased MEMC Electronics, a supplier of silicon wafers. We believe that this company has the potential for strong revenue and earnings growth from its core customers and special applications in solar energy. We also purchased Precision Castparts, a manufacturer of components for the aerospace industry, and purchased Procter and

Gamble, a premier consumer staples company at an attractive valuation.
The Bond Fund
     The Bond Fund generated a return of 1.18%, net of all fees and expenses, for the quarter ending March 31, 2007, underperforming the Lipper US Government mutual fund index (1.38%) and the Lehman Intermediate Government index (1.55%). For the year ending March 31, 2007, the Fund generated a return of 4.24%, less than the Lehman Intermediate Government Index (5.57%) and the Lipper US Government mutual fund index (5.67%). Performance over the recent quarter reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities. The portfolio has an average yield to maturity of 4.59%, an average maturity of approximately 5.10 years, and an average duration of 2.53 years. The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk. The Fund is managed to provide a low-risk alternative for conservative investors.
Rising Above The Trend
     When I’m not stylin’ in my baggy pants, or watching reruns of Survivor on TV, my thoughts turn to factors influencing long-term market trends. As I see it, investor complacency is diminishing, corporate profit growth is declining, and inflation remains above Fed targets. The stock market can continue to do well in this environment if the Fed continues to hold rates steady, but the risk associated with outside shocks could be heightened if market valuations push above today’s reasonable levels.
     Over the past several years, the Fed has successfully adjusted interest rates upward from historical lows, without pushing the economy into recession. As a result the market has begun to put a higher premium on companies that can generate consistent earnings growth. Recognizing this, we have begun to trim some long-term holdings and reallocate the proceeds in select health care and technology companies. We believe that this environment will reward a more growth-orientated portfolio, if positions can be purchased at reasonable valuations.

Sincerely, Daniel A. Morris

Fund Office:
15 Chester County Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com